EXHIBIT 32.2

Section 906 Principal Financial Officer Certification

I, Peter Q. Repetti, Chief Financial Officer of Blackboard Inc. (“the Company”), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2004 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 1, 2005	/s/ PETER Q. REPETTI
Peter Q. Repetti
Chief Financial Officer